CERTAIN IDENTIFIED INFORMATION MARKED AS [**REDACTED**] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

EX. 10.1 – MAXR 10-Q FQE 6.30.2019

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ NO.		PROJECT NO. (If applicable)
P00063		See Block 16C	[**REDACTED**]
6. ISSUED BY	CODE	[**REDACTED**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**]			[**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county. State and ZIP Code) DIGITALGLOBE, INC. Attn: [**REDACTED**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
(x)
9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.HvJ021013CN002

CODE 1CGQ7	FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.   The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies or the amendment; (b) By acknowledging receipt or this amendment on each copy or the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule	Net Increase;	[**REDACTED**]

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	Incremental Funding IAW Paragraphs B.10
E. IMPORTANT:	Contractor ☐ Is not. ☒ Is required to sign this document and return 1 copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax  ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to administratively correct the values of CLINs 0705 and 0706 and to provide incremental funding to CLIN 0806

The Total Funding obligated under the contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**].

The Total Value of the contract remains unchanged at $2,589,780,000.00

Continued...

Except as provided herein. all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[**REDACTED**]		[**REDACTED**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070 Previous edition unusable

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00063	PAGE	OF
		2	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1.  On Modification P00059, the Values of CLINs 0705 and 0706 were decreased by [**REDACTED**] and [**REDACTED**], respectively. These changes were not captured by the Government's electronic contracting system. This modification updates the correct Values of CLINs 0705 and 0706 as follows:

a.  The Value of CLIN 0705 is hereby reduced from [**REDACTED**] by [**REDACTED**] to [**REDACTED**].

b.  The Value of CLIN 0706 is hereby reduced from [**REDACTED**] by [**REDACTED**] to [**REDACTED**].

2.  The Funding on CLIN 0806 is hereby increased from [**REDACTED**] by [**REDACTED**] to [**REDACTED**]

All remaining items on this contract remain unchanged.

Discount Terms:

Net 30

Delivery Location Code:

[**REDACTED**]

See Statement of Work

Payment:

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

0705

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2019

Change Item 0705 to read as follows(amount shown is the obligated amount) :

Commercial Satellite Imagery - Physical Media Delivery.

CLIN VALUE: [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR 146 CFR\53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00063	PAGE	OF
		3	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0706

Commercial Satellite Imagery - System Engineering

Services Support.

CLIN VALUE: [**REDACTED**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Delivery: 08/31/2018

Change Item 0806 to read as follows(amount shown is the obligated amount):

[**REDACTED**]
0806

Commercial Satellite Imagery - System

Services Support.

CLIN VALUE:[**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Delivery: 08/31/2019

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

[**REDACTED**]
	G-1 Accounting and Appropriation Data [**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**] [**REDACTED**] Total:				Amount [**REDACTED**] [**REDACTED**] [**REDACTED**]

NSN 7540 01 152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR153.110

UNCLASSIFIED